UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2012

ConAgra Foods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One ConAgra Drive, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	402-240-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Today, October 15, 2012, members of senior management of ConAgra Foods, Inc. (the "Company") will meet with members of the investment community. The Company expects to affirm its previously announced guidance of fiscal 2013 full-year diluted earnings per share ("EPS"), adjusted for items impacting comparability, to be in the range of $2.03 - $2.06. The Company also expects fiscal 2013 operating cash flow to exceed $1.2 billion and long-term annual EPS growth, adjusted for items impacting comparability, of 6 to 8%.

This Current Report on Form 8-K includes the non-GAAP financial measure of diluted EPS, adjusted for items impacting comparability. Management considers GAAP financial measures as well as such non-GAAP financial information in its evaluation of the Company’s financial statements and believes this non-GAAP measure provides useful supplemental information to assess the Company’s operating performance and financial position. The inability to predict the timing and amount of future items impacting comparability makes a detailed reconciliation of earnings per share growth and return on invested capital impracticable.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances. The Company undertakes no responsibility for updating these statements. Readers of this Report should understand that these statements are not guarantees of performance or results. Many factors could affect the Company’s actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements. These factors include, among other things: availability and prices of raw materials, including any negative effects caused by inflation or adverse weather conditions; the effectiveness of the Company’s product pricing, including any pricing actions and promotional changes; future economic circumstances; industry conditions; the Company’s ability to execute its operating and restructuring plans; the success of the Company’s innovation, marketing, and cost-saving initiatives; the amount and timing of repurchases of the Company’s common stock, if any; the competitive environment and related market conditions; operating efficiencies; the ultimate impact of any product recalls; the Company’s success in efficiently and effectively integrating the Company’s acquisitions; access to capital; actions of governments and regulatory factors affecting the Company’s businesses, including the Patient Protection and Affordable Care Act; and other risks described in the Company’s reports filed with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements included in this Report, which speak only as of the date of this Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConAgra Foods, Inc.

October 15, 2012	By:	Colleen Batcheler

Name: Colleen Batcheler
Title: EVP, General Counsel and Corporate Secretary